Exhibit 10.12b

SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN

FIDELITY MANAGEMENT TRUST COMPANY AND

FMC CORPORATION

THIS SECOND AMENDMENT, effective as of the first day of January, 2004, except as otherwise stated herein, by and between Fidelity Management Trust Company (the “Trustee”) and FMC Corporation (the “Sponsor”);

WITNESSETH:

WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated and restated September 28, 2001, with regard to the FMC Corporation Nonqualified Savings and Investment Plan (the “Plan”); and

WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 16 thereof:

NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:

(1)	Amending the “investment options” section of Schedule “A” to add the following:

•	PIMCO Emerging Companies Fund – Institutional Class

•	Royce Special Equity Fund

IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

FMC CORPORATION			FIDELITY MANAGEMENT TRUST COMPANY

By:	[/s/ John Thompson	12/3/2003	By:	[/s/ Rebecca Hays-Ethier	17/30/03

		Date		FMTC Authorized Signatory	Date